                                                                    EXHIBIT 10.5


                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of July 23, 1999 (the "Effective Date"), by and between ARGENT FRANKFORD, L.P., a Texas limited partnership ("Seller"), and HOME INTERIORS & GIFTS, INC. a Texas corporation ("Buyer").

                         -----------------------------

                              W I T N E S S E T H :

A. Seller and Purchaser entered into that one certain Purchase and Sale Agreement (the "Agreement") with an effective date of July 19, 1999.

B. Seller and Purchaser hereby intend to amend the Agreement as more particularly provided herein.

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

1. Exhibit "D" to the Agreement is deleted and the Exhibit "D" attached to this First Amendment is substituted in its place for all purposes.

2. The first sentence of Section 16.D.(6) is hereby amended and restated as follows:

               Closing shall occur in accordance with the terms of Section 6 of this Agreement on the date provided in the Option Notice (extended, if necessary, in accordance with Section 16.D.3.(e), above), subject to the following terms:

3.       Section 16.D.(8) is hereby deleted from the Agreement.

4. Buyer hereby acknowledges that it does not intend to exercise the right to terminate the Agreement pursuant to Section 5 thereof; provided, however, that such election shall not extend to or otherwise affect any other right of termination granted to Buyer under the Agreement.

5.       Except as amended hereby, the Agreement is in full force and effect.



            [The remainder of this page is left blank intentionally.]

         EXECUTED as of the day and year first above set forth, which shall be the Effective Date of this First Amendment for all purposes.


                                          SELLER:

                                          ARGENT FRANKFORD, L.P.,
                                          a Texas limited partnership
                                          By:      ARGENT FRANKFORD GP, LLC,
                                          a Texas limited liability company
                                          its General Partner

                                          By: /s/ C. E. CORNUTT
                                             ---------------------------------
                                             Name:    C. E. Cornutt
                                             Title:   President

                                          BUYER:

                                          HOME INTERIORS & GIFTS, INC.
                                          a Texas corporation

                                          By: /s/ BETTINA S. SIMON
                                             ---------------------------------
                                             Name:    Bettina S. Simon
                                                    --------------------------
                                            Title:   Vice President, General
                                                      Counsel and Secretary
                                                    --------------------------

DRAFT:   JULY 23, 1999

                                   EXHIBIT "D"

                         TO PURCHASE AND SALE AGREEMENT

                          INDUSTRIAL REAL ESTATE LEASE
                            (SINGLE-TENANT FACILITY)

         THIS LEASE AGREEMENT (the "Lease") is entered into as of the ___ day of ________, 2000, between ARGENT FRANKFORD, L.P. a Texas limited partnership ("Landlord"), and HOME INTERIORS & GIFTS, INC., a Texas corporation ("Tenant").

ARTICLE 1.      BASIC TERMS

         This Article 1 contains the Basic Terms of this Lease between the Landlord and Tenant. Other Articles and Sections of the Lease referred to in this Article 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

         SECTION 1.01. PROPERTY AND PREMISES. The Property (herein so-called) is described on Exhibit "A" attached hereto and incorporated herein for all purposes and is part of Landlord's real property industrial park development located in Carrollton, Texas known as Frankford Trade Center and described or depicted in the site plan attached as Exhibit "B" (the "Project"). The Project includes the land and the buildings and all other improvements located or to be located thereon including, without limitation the Premises (hereinafter defined) and property subsequently acquired by Landlord and incorporated into the Project. Tenant's Premises (herein so-called) includes the Property, the approximately 659,340 square foot Building (herein so-called) and related Tenant Finish Out (herein so-called) located or to be located on the Property as shown on Exhibit B, described thereon as the Building Floor Plate, and as more particularly described in the Purchase and Sale Agreement (the "PSA") dated July 19, 1999, by and between Landlord and Tenant.

         SECTION 1.02. LEASE TERM. Ten (10) years and no months, beginning on [per the PSA] (the "Commencement Date") and ending on or about ________________, _________ [per the PSA].

         SECTION 1.03. PERMITTED USES. (See Article 5) The Premises may be used only for storage, warehousing, and distribution of Tenant's decorative accessories for home and office, as well as general office use and parking related thereto. The Permitted Uses may be altered only in accordance with
Article 5 of this Lease.

         SECTION 1.04. TENANT'S GUARANTOR. (If none, so state) None.

         SECTION 1.05. BROKERS. (See Article 14) (If none, so state)
                                                                    ------------

Landlord's Broker:    Cushman & Wakefield of Texas, Inc.
                   -------------------------------------------------------------
Tenant's Broker:      Staubach
                   -------------------------------------------------------------

         SECTION 1.06. COMMISSIONS PAYABLE TO BROKERS. (See Article 14) (If none, so state)

               A.   To Landlord's Broker:       as per separate agreement
                                           -------------------------------------
               B.   To Tenant's Broker:         as per separate agreement
                                           -------------------------------------

         SECTION 1.07. INITIAL SECURITY DEPOSIT. (See Section 3.02) None
                                                                   -------------

         SECTION 1.08. VEHICLE PARKING SPACES ALLOCATED TO TENANT. (Section 5.01B) All spaces located on the Property.

         SECTION 1.09. RENT AND OTHER CHARGES PAYABLE BY TENANT.

               A. BASE RENT. [per PSA] Dollars ($____________) per annum, payable in monthly installments of __________________________________________
Dollars ($____________) per month for the first _________ (_____) months, as provided below in accordance with Section 3.01 and thereafter as shown in the following table:

------------------------------------------------
   TERM              BASE RENT         MONTHLY
                                     INSTALLMENT
------------------------------------------------
   Years 1-5
------------------------------------------------
   Year 6-10
------------------------------------------------

                  B. ITEMS OF ADDITIONAL RENT. (i) Real property taxes (See
Section 4.02); (ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See
Section 4.04); and (iv) Management, Maintenance, Repairs and Alterations of the Premises (See Sections 4.05, 4.06 and Article 6).

                  C. RENT. The term "Rent" shall mean Base Rent and Additional Rent.

         SECTION 1.10. RIDERS. The following Riders are attached to and made a part of this Lease: (If none, so state) Rider 1 Renewal Option
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         SECTION 1.11. EXHIBITS. The following Exhibits "A" through "G" and Rider 1 are attached to and made a part of this Lease:

 Exhibit    Lease Section    Description
 -------    -------------    -----------
 A              1.01         Property
 B              1.01         Site Plan of Project and Building Features
 C                           [intentionally omitted]
 D              5.03B.       Permitted Hazardous Materials
 E              11.02        Subordination, Nondisturbance and Attornment
                             Agreement
 F              11.05A.      Estoppel Certificate
 G              15           Tax Deferred Exchange/Purchase Option
 Rider 1                     Renewal Option

         SECTION 1.12. PURCHASE AND SALE AGREEMENT PROVISIONS. Each provision of the PSA specifically referred to in this Lease shall survive the termination of the PSA and is incorporated herein by this reference to the extent required for the parties' performance and enforcement of this Lease.

ARTICLE 2.  LEASE TERM

         SECTION 2.01. LEASE OF PREMISES FOR LEASE TERM. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term and for any renewal term(s) the option for which is exercised by Tenant pursuant to the Renewal Option Rider (if any) described in Section 1.10. The Lease Term is for the period stated in Section 1.02 above and shall begin on the date specified in Section 1.02 above, unless the beginning of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.02 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

         SECTION 2.02. INTENTIONALLY DELETED.

         SECTION 2.03. INTENTIONALLY DELETED.

         SECTION 2.04. INTENTIONALLY DELETED.

         SECTION 2.05. HOLDING OVER. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Premises; such damages to include, without limitation, an amount equal to the sum of (i) One Hundred Thirty Five Percent (135%) of the amount of the Rent for the entire holdover period, plus (ii) all reasonable attorneys' fees and other expenses incurred by Landlord in enforcing its rights under this Lease. If Tenant does not vacate the Premises upon the expiration or earlier termination of the Lease and Landlord thereafter accepts Rent from Tenant, Tenant's occupancy of the Premises shall be a "month-to-month" tenancy, subject to all of the terms of this Lease consistent with a month-to-month tenancy, except that Rent then in effect shall be increased to One Hundred Thirty Five Percent (135%) of the amount of the Rent.

ARTICLE 3.  BASE RENT

         SECTION 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Section 1.09A above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, the Base Rent shall be due and payable, and Tenant shall pay Landlord the Base Rent, in advance, on each such due date, without offset, deduction, or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

         SECTION 3.02. INTENTIONALLY DELETED.

         SECTION 3.03. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article 7 (Damage or Destruction), Article 8 (Condemnation) or any other termination not resulting from Tenant's default and after Tenant has vacated the Premises in the manner required by this Lease, Landlord shall refund within thirty (30) days or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE 4.  OTHER CHARGES PAYABLE BY TENANT

         SECTION 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent.

         SECTION 4.02. PROPERTY TAXES.

               A. REAL PROPERTY TAXES. Tenant shall pay Landlord for Landlord's estimate of all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, the Building and all Tenant Finish Out installed on the Property by or for the benefit of Tenant during the Lease Term. Such payments shall be made on a monthly basis in accordance with Section 4.06, below. Landlord shall pay such taxes prior to delinquency provided Tenant has timely made such payments to Landlord. Any penalty caused by Tenant's failure to timely make such payments shall also be Additional Rent owed by Tenant immediately upon demand.

               B. DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means:
(i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; and (iv) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

               C. PERSONAL PROPERTY TAXES.

                    (1) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment, inventory, or any other personal property belonging to Tenant. Tenant shall render its personal property for taxation separately from the Premises.

                    (2) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

         SECTION 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Premises. Landlord requires Tenant to contract for Tenant's own rubbish collection.

         SECTION 4.04. INSURANCE POLICIES.

               A. LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, Premises damage (including both pollution and loss of use of Premises coverage) and personal injury arising out of the operation, use or occupancy of the Premises. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic reasonable increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Section 4.04A shall be primary and non-contributing and contain cross-endorsements. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve the Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Premises. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance. Tenant shall be liable for the payment of any deductible amount under Tenant's insurance policies maintained pursuant to this Section 4.04A.

               B. BUILDING AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Premises in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Premises. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant, or Tenant's personal property, on the Premises. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04B, in an amount not to exceed Ten Thousand Dollars ($10,000), except that the deductible on flood and earthquake insurance (if any) shall be Twenty Five Thousand Dollars ($25,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

               C. PAYMENT OF PREMIUMS. Tenant shall pay all premiums for the insurance policies described in Sections 4.04A. Tenant shall pay Landlord on the terms provided in Section 4.06 Tenant's premium cost of insurance policies obtained by Landlord pursuant to Section 4.04B, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Section 4.04A and the costs thereof shall not be included in the premium costs reimbursable by Tenant to Landlord. If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the allocation of premium applicable to the Premises showing in reasonable detail how Tenant's share of the premium was computed. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires.

               D. GENERAL INSURANCE PROVISIONS.

                    (1) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

                    (2) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this lease within the prescribed time period or if any such policy is canceled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance (including the deductible thereon, if applicable) within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

                    (3) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-9 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are subject to change and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlords' or Tenant's interest. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.

                    (4) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to the Premises or the Property or the property of others under either party's control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

         SECTION 4.05. LANDLORD PROPERTY MANAGEMENT/RELATED COSTS. Tenant shall pay the Frankford Trade Center Property Owners Association (the "Association") for those pro rata costs associated with maintenance of landscaping of the existing Project entrances, maintenance of Project drainage areas, and monitoring and maintenance of Project environmental systems. If Landlord elects to enter into a contract with a landscape contractor to provide landscape maintenance and minor replacement services for the Project and Tenant, Tenant shall pay to Landlord Tenant's allocable costs of such services. From and after such time as members of the Carter family shall no longer participate in the management of Tenant, Tenant shall also pay to Landlord one and one half percent (1.5%) of the Base Rent under this Lease for Landlord's property management services.

         SECTION 4.06. PAYMENT OF ADDITIONAL RENT. During the Lease Term, Landlord shall estimate in advance and notify Tenant of all real property taxes for which Tenant is liable under Section 4.02 of the Lease, all insurance premiums for which Tenant is liable under Section 4.04 of the Lease, and all other Additional Rent payable by Tenant hereunder, including, but not limited to, any related sales tax thereon. Tenant shall pay Landlord such estimated real property taxes, insurance premiums, and all other items of Additional Rent (prorated for any fractional month) on a monthly basis, at the same time Base Rent shall be due, subject to the terms set forth in this Section; except that for so long as Tenant shall not be in monetary default under this Lease,Tenant may elect to pay to Landlord such estimated real property taxes and insurance premiums in a single annual payment to be received by Landlord on or before (i) January 1 of each calendar year for the real property taxes due and owing for the preceding calendar year and (ii) [align with policy year] of each calendar year (or other date, if any, on which any insurance company providing insurance required under this Lease shall require payment of premiums pursuant to such company's billing cycle) in the case of such insurance premiums. The items of Additional Rent are set out in Section 1.09B. Landlord may adjust Landlord's estimates of any item of Additional Rent not more often than twice per calendar year based upon Landlord's reasonable anticipation of costs to be incurred, and Tenant's Additional Rent shall be adjusted effective as of the next rent payment date after notice of adjustment is given to Tenant. At Landlord's election, statements of Additional Rent may be delivered monthly on or before the first day of each calendar month.

ARTICLE 5.   USE OF PREMISES

         SECTION 5.01. PERMITTED USES. Tenant may use the Premises only for the Permitted Uses set forth in Section 1.03 above.

               A. RULES AND REGULATIONS. Tenant shall have the right to use the Premises for the Permitted Uses, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations.

               B. VEHICLE PARKING. Tenant's parking on the Premises shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles along with parking of large delivery vehicles on the Premises at loading dock stalls or in designated trailer parking areas serving Tenant's Premises; provided, however, that such parking of large delivery vehicles may be further regulated by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking.

         SECTION 5.02. MANNER OF USE. Tenant shall not cause or permit the Premises to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which unreasonably annoys or unreasonably interferes with the rights of other tenants of the Project, which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits (other than a Certificate of Occupancy for the Building shell, which Landlord shall apply for in accordance with the terms of the PSA) required for Tenant's occupancy of the Premises and Tenant shall immediately take all actions necessary to comply with all applicable statues, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Premises, including the Occupational Safety and Health Act.

         SECTION 5.03. HAZARDOUS MATERIALS

                    (1)  DEFINITIONS.

                         (a) "Hazardous  Material"  means any substance the
presence of which requires notice to any Governmental Agency or investigation or remediation pursuant to any Environmental Requirement, or is or becomes regulated by any Governmental Agency, or the presence of which on the Premises causes or threatens to cause a nuisance or trespass or to otherwise create the reasonable prospect of the assertion of a claim against the owner of the Project for Environmental Damages.

                         (b) "Environmental Requirements" means all applicable
present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items (including, but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation), of all Governmental Agencies; and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment effective during the term of this Lease and any renewals or extensions thereof,

                         (c) "Environmental Damages" means all claims,
judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses (including the expense of investigation and defense of any claim, whether or not such claim is ultimately defeated, or the amount of any good faith settlement or judgment arising from any such claim) of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable (including without limitation reasonably attorneys' fees and disbursements and consultants' fees) any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, or beneath the Premises or migrating or threatening to migrate to or from the Premises, or the existence of a violation of Environmental Requirements pertaining to the Premises and the activities thereon, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Premises.

                         (d) "Governmental Agency" means all governmental
agencies, departments, commission, boards, bureaus or instrumentalities of the United States, states, counties, cities and political subdivisions thereof.

                         (e) The "Tenant Group" means Tenant, Tenant's officers,
directors, agents, employees, or other parties under the supervision or control of Tenant or entering the Premises during the term of this Lease with the permission or knowledge of Tenant other than Landlord or its agents or employees.

                    (2) PROHIBITIONS. Other than normal quantities of general office supplies, and except as specified on Exhibit "D" attached hereto, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Project or the Premises by The Tenant Group, or any other person without the prior written consent of Landlord. Landlord acknowledges that subsurface biogases which may be present as of the effective date of this Lease shall not constitute a violation of this prohibition. From time to time during the term of this Lease, Tenant may request Landlord's approval of Tenant's use of other Hazardous Materials, which approval may be withheld in Landlord's sole discretion. Tenant shall, prior to the Commencement Date, provide to Landlord for those Hazardous Materials (if any) described on Exhibit "D" a description of handling, storage, use and disposal procedures, and (b) all "community right to know" plans or disclosures and/or emergency response plans which Tenant is required to supply to local governmental agencies pursuant to any Environmental Requirements. Tenant shall not cause, permit or suffer the existence or the commission by The Tenant Group, or by any other person, of a violation of any Environmental Requirements upon, about or beneath the Project. Tenant shall not install, operate or maintain any above or below grade tank, sump, or pit or install any treatment vessel or device on the Premises without first obtaining all required permits and approvals required, if any, by governmental authorities and subsequently obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. On-site maintenance or repair of hydraulic equipment, loading vehicles, or highway vehicles shall not be performed in the Premises or anywhere in the Project.

                    (3) INDEMNITY. Tenant, its successors and assigns agree to indemnify, defend, reimburse and hold harmless Landlord, any other person who acquires all or a portion of the Project in any manner (including purchase at a foreclosure sale) or who becomes entitled to exercise the rights and remedies of Landlord under this Lease, and the directors, officers, shareholders, employees, partners, agents, heirs, devisees, successors and assigns of such persons, from and against any and all Environmental Damages which exist as a result of the activities or negligence of The Tenant Group or which exist as a result of the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease, or resulting from Tenant's remediation of the Project or failure to meet its remediation obligations contained in this Lease. Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Tenant's activities. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Project by a Hazardous Material. This indemnification is for Environmental Damages caused by the Tenant Group, and does not include conditions ("Pre-existing Conditions") existing prior to Tenant's possession of the Premises (which Pre-existing Conditions, if any, have been disclosed to Tenant in [refer to engineering reports furnished Tenant] ) or after Tenant's occupancy of the Premises provided that with respect to conditions existing after Tenant's occupancy of the Premises, Tenant shall, at Tenant's sole expense, provide to Landlord environmental studies by a nationally recognized, independent environmental contractor acceptable to Landlord describing the condition of the Premises at the time Tenant vacates the Premises sufficient to assure Landlord that there are no Environmental Damages to the Premises at that time (other than Pre-existing Conditions).

                    (4) PRIOR INSPECTIONS. Except with respect to Pre-Existing Conditions, the obligations of Tenant under this Section shall not be affected by any investigation by or on behalf of Landlord, or by any information which Landlord may have or obtain with respect thereto.

                    (5) OBLIGATION TO REMEDIATE. In addition to the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, upon approval and demand of Landlord, at its sole cost and expense and using contractors approved by Landlord, immediately take all actions to remediate the Project which are required by any Governmental Agency, or which are reasonably necessary to mitigate Environmental Damages, which remediation is necessitated from the presence upon, about or beneath the Project, at any time during or upon termination of this Lease, of a Hazardous Material or a violation of Environmental Requirements existing as a result of the activities or negligence of the Tenant Group. Tenant shall take all actions necessary to restore the Project to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Project, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies. This obligation to remediate is for Environmental Damages caused by the Tenant Group, and does not include Pre-existing Conditions, if any, provided that with respect to conditions existing after Tenant's occupancy of the Premises, Tenant shall, at Tenant's sole expense, provide to Landlord environmental studies by a nationally recognized, independent environmental contractor acceptable to Landlord describing the condition of the Premises at the time Tenant vacates the Premises sufficient to assure Landlord that there are no Environmental Damages to the Premises at that time (other than Pre-existing Conditions).

                    (6) RIGHT TO INSPECT. Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Premises, including invasive tests, at any reasonable time to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Premises and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Premises or surrounding properties and activities thereon. The cost of the Landlord's investigation shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by The Tenant Group or the existence of a Hazardous Material on the Premises or any other surrounding properties caused by the activities or negligence of The Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved in writing by Landlord), in which case Tenant shall pay such cost. Tenant hereby grants to Landlord, and the agents, employees, consultants and contractors of Landlord the right to enter the Premises and to perform such tests on the Premises as are reasonably necessary to conduct such reviews and investigations. Landlord shall use its best efforts to minimize interference with the business of Tenant in the conduct of such reviews and investigations.

                    (7) NOTIFICATION OF CLAIMS OR CONDITIONS. If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Premises or past or present activities of any person thereon, then Tenant shall immediately notify Landlord and furnish a reasonably detailed description of such condition. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification.

         SECTION 5.04. SIGNS AND AUCTIONS. Other than Tenant's premises signage and temporary banners which are occasionally place at Tenant's entrance, Tenant shall not place any signs on the Premises without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Premises.

         SECTION 5.05. TENANT'S INDEMNITY. In addition to, and not in limitation of or substitution for the indemnity by Tenant in Section 5.03C, Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Premises; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Premises; (c) any breach or default in the performance of Tenant's obligations under this lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; or (e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. AS A MATERIAL PART OF THE CONSIDERATION TO LANDLORD, TENANT ASSUMES ALL RISK OF DAMAGE TO PREMISES OR INJURY TO PERSONS IN OR ABOUT THE PREMISES ARISING FROM ANY CAUSE, AND TENANT HEREBY WAIVES ALL CLAIMS IN RESPECT THEREOF AGAINST LANDLORD, EXCEPT FOR ANY CLAIM ARISING OUT OF LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. AS USED IN THIS SECTION, THE TERM ATENANT" SHALL INCLUDE TENANT'S EMPLOYEES, AGENTS, CONTRACTORS AND INVITEES, IF APPLICABLE.

         SECTION 5.06. LANDLORD'S INDEMNITY. Subject to the terms of Section
6.02 of this Lease, so long as no default shall occur or be continuing, Landlord shall indemnify Tenant against, and hold Tenant harmless from any and all costs, claims, or liability arising from (i) Environmental Damages caused by or arising as the result of Pre-existing Conditions, for which Tenant is not liable pursuant to Section 5.03(5) of this Lease, or (ii) from Landlord's gross negligence or willful misconduct.

         SECTION 5.07. LANDLORD'S ACCESS. Landlord or its agents may enter the Premises at all reasonable times upon prior reasonable notice to Tenant to verify that Tenant is in compliance with the terms of this Lease, as well as for other purposes expressly permitted by the terms of this Lease, provided that (i) Tenant shall have the right to be present during such entry by Landlord or its agents, (ii) Landlord shall use its best efforts to minimize interference with the business of Tenant and (iii) in the case of an emergency, no such notices shall be required.

         SECTION 5.08. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Premises for the full Lease Term, subject to the provisions of this Lease.

ARTICLE 6.  CONDITION OF PREMISES; MAINTENANCE, REPAIRS AND ALTERATIONS

         SECTION 6.01. EXISTING CONDITIONS. TENANT ACCEPTS THE PROPERTY IN ITS EXISTING CONDITION AS OF THE EXECUTION OF THE LEASE, SUBJECT TO ALL RECORDED MATTERS, LAWS, ORDINANCES, AND GOVERNMENTAL REGULATIONS AND ORDERS. EXCEPT AS PROVIDED HEREIN OR IN THE PSA, TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY AGENT OF LANDLORD HAS MADE ANY REPRESENTATION AS TO THE CONDITION OF THE PREMISES OR THE SUITABILITY OF THE PREMISES FOR TENANT'S INTENDED USE. TENANT REPRESENTS AND WARRANTS THAT TENANT HAS MADE ITS OWN INSPECTION OF AND INQUIRY REGARDING THE CONDITION OF THE PREMISES AND IS NOT RELYING ON ANY REPRESENTATIONS OF LANDLORD OR ANY BROKER WITH RESPECT THERETO (EXCEPT THOSE REPRESENTATIONS SET FORTH IN THE PSA).

         SECTION 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGE OR INJURY TO THE PERSON, BUSINESS (OR ANY LOSS OF INCOME THEREFROM), GOODS, WARES, MERCHANDISE OR OTHER PROPERTY OF TENANT, TENANT'S EMPLOYEES, INVITEES, CUSTOMERS OR ANY OTHER PERSON IN OR ABOUT THE PREMISES, WHETHER SUCH DAMAGE OR INJURY IS CAUSED BY OR RESULTS FROM, WITHOUT
LIMITATION: (A) FIRE, STEAM, ELECTRICITY, WATER, GAS OR RAIN; (B) THE BREAKAGE, LEAKAGE, OBSTRUCTION OR OTHER DEFECTS OF PIPES, SPRINKLERS, WIRES, APPLIANCES, PLUMBING, AIR CONDITIONING OR LIGHTING FIXTURES OR ANY OTHER CAUSE; (C) CONDITIONS ARISING IN OR ABOUT THE PREMISES OR UPON OTHER PORTIONS OF THE PROJECT, OR FROM OTHER SOURCES OR PLACES; OR (D) ANY ACT OR OMISSION OF ANY OTHER TENANT OF THE PROJECT. LANDLORD SHALL NOT BE LIABLE FOR ANY SUCH DAMAGE OR INJURY EVEN THOUGH THE CAUSE OF OR THE MEANS OF REPAIRING SUCH DAMAGE OR INJURY ARE NOT ACCESSIBLE TO TENANT. THE PROVISIONS OF THIS SECTION 6.02 SHALL NOT, HOWEVER, EXEMPT LANDLORD FROM LIABILITY FOR (I) ENVIRONMENTAL REMEDIATION OBLIGATIONS FOR WHICH LANDLORD IS LIABLE PURSUANT TO SECTION 5.03(5) OF THIS LEASE OR (II) LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         SECTION 6.03. LANDLORD'S OBLIGATIONS. Subject to the provisions of
Article 7 (Damage or Destruction) and Article 8 (Condemnation), Landlord shall keep the following in good order, condition and repair: the foundation, structural integrity of the exterior walls and the roof of the Building; provided, however that Landlord shall have absolutely no responsibility to repair, maintain or replace windows, doors, plate glass or the interior surfaces of exterior walls. Landlord shall make repairs under this section 6.03 within a reasonable time after receipt of written notice from Tenant of the need for such repairs.

         SECTION 6.04. TENANT'S OBLIGATIONS.

               A. MAINTENANCE BY TENANT. Except as provided in Section 6.03,
Article 7 (Damage or Destruction) and Article 8 (Condemnation), Tenant shall keep all portions of the Premises in good order, condition and repair (including, but not limited to, interior and exterior painting, systems and equipment, roof (to the extent of the preventive maintenance arrangements hereafter required), parking lot lighting and pavement, landscaping and irrigation and signage provided that, except for damage caused by Tenant, Tenant shall not be responsible for replacement of the roof or replacement of the parking lot pavement). If any portion of the Premises or any system or equipment in the Premises which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Premises or system or equipment in the Premises, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant will maintain temperature of Premises sufficient to avoid freezing the sprinkler system. Tenant shall maintain preventive maintenance arrangements involving regular inspection and maintenance of the heating, ventilation, and air conditioning system by a licensed contractor, and of the roof by a roofing contractor, each reasonably approved in advance by the Landlord. If any part of the Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the Premises in an attractive, first class, and fully operative condition.

               B. LANDLORD REMEDY. Tenant shall fulfill all of Tenant's obligations under this Section 6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Premises as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Premises and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all reasonable costs incurred in performing such maintenance or repair immediately upon demand.

               C. SECURITY SERVICES. Tenant, at Tenant's sole cost, may contract for installation of security devices for the Premises from a reputable contractor. Monitoring of such devices, if any, shall be performed by a Security Contractor acceptable to Landlord, in Landlord's reasonable discretion.

               D. MECHANIC'S LIENS. Tenant will not permit any mechanic's liens, or other liens, to be placed upon the Premises or the Project during the Lease Term or any extension or renewal thereof, and in case of the filing of any such lien, Tenant will immediately pay same. Tenant agrees to pay all reasonable legal fees that might be incurred by Landlord because of any mechanic's liens being placed upon the Premises, as a result of Tenant's actions.

         SECTION 6.05. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

               A. NOTICE AND CONSENT. Tenant shall not make any alterations, additions, or improvements to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed except that Tenant may make non-structural alterations or improvements (excluding penetrations of the roof or foundation liner) which do not exceed One Hundred Thousand Dollars ($100,000) per year and which are not visible from the outside of the Premises. Landlord's approval of alterations, additions, or improvements shall include, when granted, direction on whether or not the improvements shall remain or be removed at Lease expiration or earlier termination, and it shall be presumed that improvements are required to be removed in the absence of specific direction to the contrary. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall immediately remove any alterations, additions, or improvements constructed in violation of this Section 6.05A upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

               B. PAYMENT. Tenant shall pay when due all claims for labor and material furnished to the Premises. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any work on the Premises, regardless of whether Landlord's consent to such work is required.

         SECTION 6.06. CONDITION UPON TERMINATION. Not later than the last day of the Lease Term (or any renewals or extensions thereof), Tenant shall surrender the Premises to Landlord, broom clean (with all keys in Tenant's possession or control) and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to repair under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article 7 (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements which are subject to removal pursuant to
Section 6.05, or which are part of Tenant Finish Out, prior to the expiration of the Lease, and to restore the Premises to their condition prior to installation of such improvements, all at Tenant's expense. All alterations, additions and improvements which are not subject to removal hereunder shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery, equipment or fixtures which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery, equipment or fixtures. In no event, however, shall Tenant remove any of the following (which shall be deemed Landlord's property ) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates, or other similar Building operating equipment and decorations.

ARTICLE 7.   DAMAGE OR DESTRUCTION

         SECTION 7.01. PARTIAL DAMAGE TO PREMISES.

               A. OCCURRENCE OF DAMAGE. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Premises.

               B. RESTORATION.

                    (1) If the Premises are only partially damaged (i.e., less than fifty percent (50%) of the Premises are untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the mortgagee of the Property (if any) shall permit the proceeds received by Landlord from the insurance policies described in Section 4.04B to be applied to the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage. In the event Landlord repairs the damage, such repairs shall be substantially completed within 180 days from the date Landlord is allowed by governmental authorities, the insurance companies, and the mortgagee of the Property (if any) to enter the Premises for the purpose of beginning repair of the damage.

                    (2) If the Premises are only partially damaged as described in Section 7.01B(1) and if any mortgagee or beneficiary under a deed of trust encumbering the Premises should require that proceeds payable as a result of said fire or casualty be used to retire or reduce any debt secured by a deed of trust encumbering the Premises, Landlord may elect either to (i) repair the damage within 180 days from the date Landlord is allowed by governmental authorities and the insurance companies to enter the Premises for the purpose of beginning repair of the damage, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, such repairs shall be substantially completed within 180 days from the date Landlord is allowed by governmental authorities and the insurance companies to enter the Premises for the purpose of beginning repair of the damage. If the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, Tenant shall pay to Landlord upon demand the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after Landlord's termination notice.

               C. TERMINATION. If the damage to the Premises occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

         SECTION 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Premises are substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Premises is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate the later of (i) the date the destruction occurred, or (ii) the date Tenant ceases to do business at the Premises.

         SECTION 7.03. REDUCTION OF RENT DUE TO CASUALTY LOSS. If the Premises are destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article 7, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Premises is impaired. Except for such possible reduction in Rent or as otherwise provided in Section 5.06, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Premises.

ARTICLE 8.   CONDEMNATION

        If all or any portion of the Premises is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the Building is taken, Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to Landlord within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If Tenant does not terminate this Lease, this Lease shall remain in effect as to the portion of the Premises not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Premises, with due consideration of the employment of such floor area prior to the Condemnation for warehouse or office uses. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any mortgagee or beneficiary under a deed of trust encumbering the Premises, the amount of its interest in the Premises; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Premises caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority.

ARTICLE 9.   ASSIGNMENT AND SUBLETTING

         SECTION 9.01. PERMITTED TRANSFERS.

               A. Tenant may assign this Lease or sublease the Premises, without Landlord's consent, to (i) any entity which controls, is controlled by or is under common control with Tenant, (ii) any entity resulting from the merger of or consolidation with Tenant or (iii) any successor of Tenant which acquires all or substantially all of Tenant's assets ("Tenant's Affiliate"), provided Tenant has received Landlord's reasonable written approval of the credit of such transferee and Tenant shall give Landlord a minimum of thirty (30) days advance written notice and Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease including, without limitation, those obligations described in Section 5.03 of this Lease.

               B. Tenant may sublease portions of the Premises, without Landlord's consent, to an entity ("Strategic Supplier") substantially dedicated to supplying Tenant's product requirements. Tenant shall give Landlord a minimum of thirty (30) days advance written notice of subleasing to a Strategic Supplier. Such sublease shall not affect, release, or impair Landlord's right of recourse against Tenant under this Lease, and shall be subject to all of the terms and conditions hereof.

               C. Tenant may grant to a lender or agent on behalf of a lending consortium a deed of trust against the leasehold estate created by this Lease for the purpose of securing a Credit Facility (as defined in Section 10.02F), provided that such Credit Facility constitutes Tenant's primary line of credit or working capital credit.

         SECTION 9.02. PROHIBITED TRANSFERS. Except as permitted by Section 9.01, Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, sell, assign, mortgage, sublease, or otherwise transfer or permit the transfer of (collectively or individually, a "Transfer") all or any portion of or interest in the leasehold under this Lease. For purposes of this limitation, each of the following events shall constitute a
Transfer: (A) if Tenant is an individual, a transfer of all or any portion of or interest in the leasehold by operation of law or by bequest, devise, or inheritance; (B) if Tenant is a partnership, any cumulative sale, assignment or transfer (excluding any pledge or mortgage of such interest) of any part of the partnership interests the effect of which is to change or alter control of the partnership; and (C) if Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation (except for transactions described in Section 9.01). Any attempted Transfer without Landlord's consent shall be void and shall constitute a non-curable breach of this lease. Landlord has the right to grant or withhold its consent to a Transfer (except as permitted by Section 9.01) as provided in Section 9.03 below.

         SECTION 9.03. LANDLORD'S CONSENT.

               A. LANDLORD'S CONSENT; FACTORS. Tenant's request for consent to any Transfer described in Section 9.02 shall set forth in writing the details of the proposed Transfer, including the name, business and financial condition of the prospective transferee, the material financial details of the proposed Transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information generally deemed relevant to such a transfer. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Premises; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's past and current compliance with all of its obligations under the Lease; and (iv) such other factors as Landlord may reasonably deem relevant. In the event Tenant effects or purports to make a Transfer of this Lease without the express written consent of Landlord, Landlord shall have the right to terminate this Lease. Any purported Transfer in violation of this Section shall be void.

               B. ASSIGNMENT PROFIT. If Tenant assigns or subleases, the following shall apply:

                    (1) Tenant shall pay to Landlord as Additional Rent under the Lease Fifty Percent (50%) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including"key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant (excluding Tenant's overhead) in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of Tenant Improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay any portion of assignment or sublease revenue to Landlord. The Profit in the case of a sublease of less than all the Premises is the rent allocable to the subleased space as a percentage on a square footage basis, or as Landlord and Tenant may otherwise mutually agree in writing.

                    (2) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Premises within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall immediately furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of the Profit shall not be a consent to any further Transfer. The breach of Tenant's obligation under this Section 9.03B shall be a default under this Lease.

               C. TERMINATION AND RELETTING. If Landlord elects to terminate this Lease pursuant to Section 9.03A, Landlord may, if it elects, enter into a new lease covering the Premises with the intended assignee or sublessee on such terms as Landlord and such person may agree or enter into a new lease covering the Premises with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. From and after the date of such termination of this Lease, Tenant shall have no further obligations arising hereunder prior to the date of such termination, except those obligations expressly provided to survive termination of this Lease.

         SECTION 9.04. NO RELEASE OF TENANT. No assignment, sublease or transfer of any kind permitted by this Article 9, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the Rent and to perform all other obligations of Tenant under this Lease, except that, in the event of a Permitted Transfer described in Section 9.01, Landlord shall release Tenant from its obligations under this Lease if, and only if, (i) Tenant provides to Landlord such material financial details as to the creditworthiness of the proposed transferee to reasonably assure Landlord that the proposed transferee is as or more creditworthy than Tenant was on the Commencement Date and (ii) the proposed transferee assumes all of Tenant's obligations under this Lease including, without limitation, ALL OF TENANT'S OBLIGATIONS, LIABILITIES AND RESPONSIBILITIES UNDER SECTION 5.03 OF THIS LEASE. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article 9. Consent to one Transfer is not a consent to any subsequent Transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

         SECTION 9.05. NO MERGER. No merger shall result from Tenant's sublease of the Premises under this Article 9, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE 10.  DEFAULTS; REMEDIES

         SECTION 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises and exercise of any other right granted Tenant under this Lease is conditioned upon such performance. Time is of the essence of the performance of all covenants and conditions.

         SECTION 10.02. DEFAULTS. Tenant shall be in material default (a "Default") under this Lease:

               A. ABANDONMENT. If Tenant's abandonment or vacation of the Premises results in the cancellation of any insurance described in Section 4.04.

               B. FAILURE TO PAY. If Tenant fails to pay Rent or any other charge when due and such failure continues for a period of ten (10) days after the date such payment is due, provided that with respect to the first two late Rent payments which shall occur in any calendar year during the Term, Landlord agrees to give Tenant written notice of default following nonreceipt of Rent payment on or before the due date, and seven (7) days opportunity to cure such default before a Default shall be deemed to have occurred hereunder. No written notice shall be required with respect to subsequent Rent payment defaults during such calendar year.

               C. FAILURE TO PERFORM NONMONETARY OBLIGATIONS. If Tenant fails to perform any of Tenant's nonmonetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance no Default shall occur if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion.

               D. BANKRUPTCY. (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors and does not vacate such assignment or arrangement within sixty (60) days; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within sixty (60) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease and possession is not restored to Tenant within sixty (60) days; (iv) if substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this Subsection (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

               E. GUARANTY REVOCATION OR TERMINATION. INTENTIONALLY DELETED

               F. DEFAULT BY TENANT ON CREDIT FACILITIES. (i) if Tenant defaults, or an event of default shall occur, under any working capital, inventory financing or asset financing Credit Facility (herein so-called) including, but not limited to any term loan, line of credit, letter of credit, guaranty, or other extension of credit under which Tenant is an obligor or guarantor and such default authorizes the Tenant's creditor to pursue the creditor's remedies for default under the instruments creating or securing the Credit Facility, after expiration of any applicable notice or cure periods (including agreed extensions of cure periods) to which Tenant is entitled under such Credit Facility; or (ii) if any creditor of Tenant as to a financial or other performance obligation of Tenant under a Credit Facility shall allege in writing or file suit against Tenant, charging Tenant with breach or default in the payment or performance thereof; (iii) if Tenant fails to notify Landlord in writing within ten (10) days of (a) Tenant's defaults, or an event of default occurring, under any Credit Facility including, but not limited to any term loan, line of credit, letter of credit, guaranty, or other extension of credit under which Tenant is an obligor or guarantor and such default authorizes the Tenant's creditor to pursue the creditor's remedies for default under the instruments creating or securing the Credit Facility, after expiration of any applicable notice or cure periods (including agreed extensions of cure periods) to which Tenant is entitled under such Credit Facility; or (b) any creditor of Tenant as to a financial or other performance obligation of Tenant under a Credit Facility alleging in writing or filing suit against Tenant, charging Tenant with breach or default in the payment or performance thereof.

         SECTION 10.03. REMEDIES. On the occurrence of any Default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

               A. REPOSSESSION; DAMAGES. Terminate Tenant's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. If Tenant shall receive a demand for the payment of past due rent or any other charge, any payments tendered thereafter to cure any default by Tenant shall be made only by Cashier's Check. In event of repossession of the Premises following Tenant's Default, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's Default, including an amount equal to the excess of (i) the total rent for the unexpired balance of the Term following the date the damage judgment is entered (or otherwise awarded)(the "Judgment Date"), including, without limitation all applicable late charges and interest, discounted at the Default Discount Rate (hereinafter defined) to the present value on the Judgment Date, together with all other damages incurred by Landlord in connection with Tenant's Default as specified in Section 10.05, below, plus the unpaid rent due as of the Judgment Date, over (ii) the market rental value of the Premises for the balance of the Term, discounted at the Default Discount Rate to the present value on the Judgment Date. For the purposes of clause (i) above, the components of monthly rent (other than Base Rent) for the remainder of the Term shall be deemed to be equal to the respective monthly amounts thereof as were due and payable during the month in which the Lease was terminated. As used in clause (ii), the term "Default Discount Rate" shall be the average of discount rates of the Federal Reserve Bank of Dallas in effect on the first day of each of the six calendar months preceding the month in which the Judgment Date falls, plus one percent (1%). If Tenant has abandoned the Premises, Landlord shall have the option of (i) retaking possession of the Premises and recovering from Tenant the amount specified in this Section 10.03A, or (ii) proceeding under Section 10.03B.

               B. CONTINUANCE OF TENANT'S RIGHT TO POSSESSION. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due.

               C. RELETTING. Enter upon and take possession of the Premises as Tenant's agent without terminating this Lease and without being liable for prosecution or any claim for damages therefor, and Landlord may relet the Premises as Tenant's agent and receive the rental therefor, in which event Tenant shall pay to Landlord on demand all sums due pursuant to Section 10.05, below, together with any deficiency that may arise by reason of such reletting.

               D. PERFORMANCE OF TENANT'S LEASE OBLIGATIONS. Do whatever Tenant is obligated to do under this Lease and enter the Premises, without being liable for prosecution or any claim for damages therefor, to accomplish such purpose. Tenant shall reimburse Landlord immediately upon demand for any reasonable expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant's behalf, together with interest thereon at the highest lawful rate from the date Landlord incurs the expense in question until Landlord is reimbursed therefor.

               E. OTHER REMEDIES. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises is located, including, but not limited to, reentering the Premises, changing the locks, taking possession of any furniture or fixtures and selling same at a private or public sale and applying the proceeds of such sale to the costs of the sale, payment of damages and payment of sums owing under this Lease.

         SECTION 10.04. MITIGATION. By execution of this Lease, Tenant acknowledges that Landlord shall have no duty to mitigate damages caused by Tenant's Default other than as specifically set forth in Texas Property Code
Section 91.006. If any duty shall be imposed under such law under the circumstances of Tenant's Default, Tenant acknowledges that Landlord shall have discharged any such duty if Landlord shall (a) market the Premises for reletting with a sign posted on or in the vicinity of the Property, visible from a public street, and by retention of a licensed real estate broker or agent, and (b) advertise the availability of the Premises for reletting in any newspaper circulated in the county in which the Premises are situated no less frequently than monthly.

         SECTION 10.05. ADDITIONAL DAMAGES ATTRIBUTABLE TO TENANT DEFAULT. Upon the occurrence of Tenant's Default, in addition to any other sum provided to be paid herein, Tenant also shall be liable for and shall pay to Landlord: (i) brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Tenant's or other occupant's property; (iii) the reasonable costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants; (iv) all reasonable expenses incurred in marketing the Premises; and (v) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies. If either party hereto institutes any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

         SECTION 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE 11.  PROTECTION OF LENDERS

         SECTION 11.01. RIGHT TO MORTGAGE AND TRANSFER. Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Project, this Lease, and all or any part of the rights now or thereafter existing therein and all rents and amounts payable to Landlord under the provisions hereof. In the event of any such transfer or transfers resulting in the transfer of Landlord's title to the Premises, Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability with respect to the performance of any covenants or agreements on the part of Landlord contained in this Lease thereafter to be performed (without impairing Tenant's recourse, if any, against Landlord for previous performance breach).

         SECTION 11.02. SUBORDINATION. This Lease shall be subordinate to any deed of trust or mortgage encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Landlord shall use its best efforts to obtain from Landlord's mortgagee, if any, a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit "E" or such other form providing for nondisturbance rights as is then required by Landlord's lender, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. In the event Landlord has a mortgagee at the time this Lease is executed, and Landlord is unable to obtain from such mortgagee and deliver to Tenant a subordination, non-disturbance and attornment agreement as described in this Section 11.02 within thirty (30) days after the date hereof, this Lease shall terminate and be of no further force or effect unless, within ten (10) days following Landlord's notice to Tenant of Landlord's inability to provide such subordination, nondisturbance and attornment agreement, Tenant notifies Landlord in writing of Tenant's desire to maintain this Lease, in which case this Lease shall not terminate and shall remain in full force and effect except that Landlord will not be required to provide such subordination, non-disturbance and attornment agreement. Tenant shall cooperate with Landlord and any lender which has or is acquiring a security interest in the Premises or the Lease. Tenant shall execute such further documents and assurances as such lender may reasonably require, in connection with the subordination of this Lease to any deed of trust or mortgage encumbering the Premises. Tenant covenants and agrees to execute and deliver upon reasonable demand such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by Landlord and/or mortgagee or proposed mortgagee or holder of any security agreement. Tenant's right to quiet possession of the Premises during the Lease Term shall not be disturbed except as expressly allowed by the terms of this Lease or any subordination, non-disturbance and attornment agreement(s) binding Tenant. Notwithstanding anything to the contrary contained herein, if any beneficiary or mortgagee elects to have this Lease prior to the lien of its deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said deed of trust or mortgage or the date of recording thereof. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

         SECTION 11.03. ATTORNMENT. If Landlord's interest in the Premises is acquired by any beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Premises and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

         SECTION 11.04 SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination agreement to do so which are on forms reasonably agreeable by the parties.

         SECTION 11.05 ESTOPPEL CERTIFICATES.

               A. CERTIFICATE REQUIREMENTS. Upon Landlord's written request or the written request of any mortgagee or beneficiary under a deed of trust encumbering the Premises but not more than twice in any calendar year, Tenant shall execute, acknowledge and deliver to Landlord or to any mortgagee or beneficiary under a deed of trust encumbering the Premises, as the case may be, a written statement in the form attached hereto as Exhibit "F" or such other form as is then reasonably required by Landlord's lender, certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Premises may reasonably require. Tenant shall deliver such statement to Landlord within ten (10) business days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Premises. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

               B. LANDLORD REMEDY. If Tenant does not deliver such statement to Landlord or to any mortgagee or beneficiary under a deed of trust encumbering the Premises, as the case may be, within such ten (10) business day period, Landlord, and any prospective purchaser or encumbrancer may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

         SECTION 11.06 TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord or any mortgagee or beneficiary under a deed of trust encumbering the Premises, as the case may be, Tenant shall deliver to Landlord Tenant's most recent audited financial statements as Landlord reasonably requires to verify the net worth and credit standing of Tenant or any assignee or subtenant of Tenant. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement in all material respects as of the date of such statement. Except for the delivery of financial statements to any mortgagee or beneficiary under a deed of trust on the Property, all financial information delivered by Tenant shall be confidential and shall be used only for the purposes set forth in this Lease. This Section
11.06 shall not be applicable to Tenant as long as Tenant's financial information described above is available from the Securities and Exchange Commission.

ARTICLE 12.  LEGAL COSTS

         SECTION 12.01. LEGAL PROCEEDINGS. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any reasonable costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such reasonable attorneys' fees and costs. Each party to this Lease (hereafter, the "Indemnitor") shall also indemnify the other (the "Indemnitee") against and hold Indemnitee harmless from all costs, expenses, demands and liability Indemnitee may incur if Indemnitee becomes or is made a party to any claim or action (a) instituted by Indemnitor against any third party, or by any third party against Indemnitor, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Indemnitor; (c) otherwise arising out of or resulting from any act or transaction of Indemnitor; or (d) necessary to protect Indemnitee 's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Indemnitor shall defend Indemnitee against any such claim or action at Indemnitor's expense with counsel reasonably acceptable to Indemnitee or, at Indemnitee s election, Indemnitor shall reimburse Indemnitee for any reasonable legal fees or costs Indemnitee incurs in any such claim or action.

ARTICLE 13.  MISCELLANEOUS PROVISIONS

         SECTION 13.01. LATE CHARGES. Tenant's failure to pay Rent immediately may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Project and Premises. Therefore, if Landlord does not receive any Rent payment within ten (10) days after it becomes due, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount for all other such late payments, if any, in said calendar year. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

         SECTION 13.02. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of eleven percent (11%) per annum from ten days after the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

         SECTION 13.03. LANDLORD'S LIABILITY; CERTAIN DUTIES.

               A. DEFINITION OF LANDLORD. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or Project at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee, or credit its transferee with all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

               B. NOTICE. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Tenant agrees to accept cure of any Landlord default from any mortgagee or beneficiary under any deed of trust encumbering the Property, provided such party shall have no liability or obligation to tender any cure. Landlord shall not be in default under this Lease unless Landlord (or such mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such nonperformance reasonably requires more than thirty
(30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

               C. PERSONAL LIABILITY. Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this lease is limited to Landlord's interest in the Property and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease. Tenant agrees to look solely to Landlord's interest in the Property for the recovery of any judgment against Landlord, and Landlord shall not be liable for any deficiency. The foregoing provision shall not limit any right that Tenant may otherwise have to obtain specific performance of Landlord's obligations under this Lease.

               D. RIGHTS OF LANDLORD. At any time during the Lease Term, Landlord or its agents may enter the Premises at reasonable times upon for the purpose of exercising any or all of the following reserved rights without being liable in any manner to Tenant, provided that Landlord shall have no duty or obligation to perform any of the rights so reserved:

                    (1) To change the name of the Project without notice to Tenant;

                    (2) To take any and all measures, including making inspection, repairs, alterations, additions and improvements to the Project as may be necessary or desirable for the safety, protection, preservation, or more efficient operation of the Project or the enhancement or protection of Landlord's interests therein; and

                    (3) During the last 180 days of the Term or any renewal or extension, to display a sign advertising the availability of the Premises for lease, to show the Premises to prospective tenants, and to otherwise market the Premises for the purpose of reletting same, provided that Landlord shall exercise Landlord's best efforts to avoid unreasonable interruptions of the conduct of Tenant's business in the Premises.

                    (4) To enter upon prior reasonable notice to Tenant and conduct an inspection of the Premises, including invasive tests, at any reasonable time to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Premises and the activities thereon with Environmental Requirements, provided that (i) Landlord shall exercise Landlord's best efforts to avoid unreasonable interruptions of the conduct of Tenant's business in the Premises; (ii) Tenant shall have the right to be present during such entry by Landlord or its agents; and (iii) in the case of an emergency, no such notices shall be required. The cost of the Landlord's investigation shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by The Tenant Group or the existence of a Hazardous Material on the Premises or any other Premises caused by the actions of The Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved in writing by Landlord), in which case Tenant shall pay such cost.

         SECTION 13.04. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

         SECTION 13.05. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission.

         SECTION 13.06. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

         SECTION 13.07. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be either personally delivered, or sent via telecopy with receipt confirmation, or by Federal Express or other regularly scheduled overnight courier or sent by United States mail, registered or certified with return receipt requested, properly addressed and with full postage prepaid. All notices shall be effective upon delivery by the sender (which, in the case of telecopied notice, shall be the date such telecopy is transmitted with confirmation of receipt) or the day delivery is tendered to the addressee (in the case of hand delivered notices) or three (3) days after the day the notice is consigned by the sender (in the case of couriered or mailed notices). Either party may change its notice address upon written notice to the other party.

         Said notices shall be sent to the parties hereto at the following addresses, unless otherwise notified in writing (provided that upon Tenant's taking possession of the Premises, the Premises shall be Tenant's address for notice purposes).

              To Landlord:     Argent Frankford, L.P.
                               5949 Sherry Lane, Suite 1000
                               Dallas, Texas  75225
                               Attn:  C. E. Cornutt
                               Phone: (214) 361-6090
                               Facsimile:  (214) 361-5032

              with copy to:    Charles C. Jordan
                               Carrington, Coleman, Sloman & Blumenthal, L.L.P.
                               200 Crescent Court, Suite 1500
                               Dallas, Texas  75201
                               Phone:  (214) 855-3000
                               Facsimile:  (214) 855-1333

              To Tenant:       Home Interiors & Gifts, Inc.
                               4550 Spring Valley
                               Dallas, Texas 75244-3705
                               Attention:  General Counsel
                               Phone: (972) 386-1084
                               Facsimile: (972) 386-1106

              with copy to:    Weil Gotshal & Manges LLP
                               100 Crescent Court, Suite 1300
                               Dallas, Texas 75201
                               Att'n:  Robert C. Feldman
                               Phone:  (214) 746-7744
                               Facsimile:  (214) 746-7777

              To Mortgagee:
                               ----------------------------

                               Phone:
                                     ----------------------

                               Facsimile:
                                         ------------------

         SECTION 13.08. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

         SECTION 13.09. NO RECORDATION. Except for a memorandum hereof if in form and content reasonably approved by Landlord required by a leasehold mortgagee to perfect the mortgagee's lien on the leasehold in connection with leasehold financing permitted in this Lease, Tenant shall not record this Lease without prior written consent from Landlord. The party requiring such recording shall pay all transfer taxes and recording fees.

         SECTION 13.10. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THIS LEASE.

         SECTION 13.11. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has fully authority to do so and that this Lease binds the corporation.

         SECTION 13.12. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

         SECTION 13.13. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control are acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation If Landlord shall be unable to perform or shall be delayed in the performance of any obligation under this Lease by reason of events beyond Landlord's control, such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, work an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

         SECTION 13.14. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

         SECTION 13.15. SURVIVAL. All representations and warranties of Landlord and Tenant not fully performed on the date of the expiration or termination of this Lease shall survive the termination of this Lease for a period of one year, except the covenants, warranties, and indemnities of Landlord and Tenant set forth in Article 5, which shall survive such expiration or termination for the maximum period of time allowed by law.

         SECTION 13.16. GENDER AND NUMBER. Whenever the context so requires herein, the neuter gender shall include the masculine and feminine, and the singular number shall include the plural.

ARTICLE 14.  BROKERS

         SECTION 14.01. BROKER'S FEE. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to both Brokers named in Section 1.05 above, if any, as provided in the written commission agreements between Landlord and such Brokers. Tenant shall have no responsibility to pay either Landlord's Broker or Tenant's Broker.

         SECTION 14.02. NO OTHER BROKERS. Tenant represents and warrants to Landlord that the brokers named in Section 1.05 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Premises.

ARTICLE 15.  TAX DEFERRED EXCHANGE, PURCHASE OPTION AND RENEWAL OPTION

         SECTION 15.01. PURCHASE OPTION. Landlord grants to Tenant the option to purchase the Property subject to the terms and conditions set forth in Exhibit "G" to this Lease.

         SECTION 15.02. PURCHASE AND SALE OF BUILDING. Landlord and Tenant agree to the purchase and sale of the Property in the event Tenant shall consummate the Minimum Exchange (as defined in the PSA) within the period set forth on Exhibit "G" to this Lease. Such purchase and sale shall be subject to the terms and conditions of Exhibit "G."

         SECTION 15.03. RENEWAL OPTION. Landlord grants to Tenant the option to renew this Lease subject to the terms and conditions set forth in Rider 1 to this Lease.

         ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

         Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

                                              "LANDLORD"

Signed on                     , 19            ARGENT FRANKFORD, L.P.,
         ---------------------    ---         a Texas limited partnership
at
----------------------------------
                                              By:
                                                 ----------------------------

                                              By:
                                                 ----------------------------

                                              "TENANT"

Signed on                     , 19            Home Interiors & Gifts, Inc.,
         ---------------------    ---         a Texas corporation
at
----------------------------------
                                              By:
                                                 ----------------------------
                                              Its:
                                                  ---------------------------

                                              By:
                                                 ----------------------------
                                              Its:
                                                  ---------------------------

                                   EXHIBIT "E"

                        SUBORDINATION, NONDISTURBANCE AND
                              ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made this ___ day of ______ , 199__ , by and among _________ , a __________ chartered banking institution (hereinafter called "Mortgagee"),
__________ , a ___________ (hereinafter called "Tenant") and ______________ , a
_______________ (hereinafter called "Landlord").

                              W I T N E S S E T H:

         WHEREAS, Mortgagee is or will be the owner and holder of a ___________ (hereinafter called the "Mortgage"), covering the real property described in Exhibit "A" attached hereto and made a part hereof and the Building and improvements thereon (hereinafter collectively called the "Property") securing the payment of a promissory note in the stated principal amount of $______ , executed by Landlord and payable to the order of Mortgagee; and

         WHEREAS, Tenant is the holder of a lease (hereinafter called the "Lease") dated ______, 19__, by and between Landlord, as the landlord, and Tenant, as the tenant, covering that portion of the Property described therein (hereinafter called the "Leased Premises"); and

         WHEREAS, Landlord, Tenant and Mortgagee desire to confirm and agree upon certain of their rights and obligations with respect to the Lease and the Mortgage;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Landlord, Tenant and Mortgagee hereby agree and covenant as follows:

         1. Subordination. The Lease now is, and shall at all times continue to be, subject and subordinate in each and every respect, to the Mortgage and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage.

         2. Nondisturbance. So long as Tenant is not in default (beyond any period given Tenant in the Lease to cure such default) in the payment of rent or in the performance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed, (i) Tenant's possession of the Leased Premises and Tenant's rights and privileges under the Lease, or any extensions or renewals thereof, or expansions into additional space within the Property which may be effected in accordance with the terms of the Lease, shall not be diminished or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, (ii) Tenant's occupancy of the Leased Premises or any such expansion space shall not be disturbed by Mortgagee in the exercise of any of its rights under the Mortgage during the term of the Lease or any such extensions or renewals thereof, and (iii) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

         3. Attornment. In the event any proceedings are brought for the foreclosure of the Mortgage or if the Property be sold pursuant to a trustee's sale under the Mortgage, or upon a transfer of the Property by conveyance in lieu of foreclosure, Tenant shall attorn to the purchaser upon any such foreclosure sale or trustee's sale or transfer in lieu thereof and shall recognize such purchaser as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage or any such purchaser, any instrument or certificate which, in the reasonable judgment of Landlord or of such holder(s) or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment. In the event of any such attornment, Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure proceeding, trustee's sale or conveyance in lieu thereof.

         4. Foreclosure and Sale. If Mortgagee shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Leased Premises upon any foreclosure of the Mortgage or any trustee's sale under the Mortgage, Mortgagee or such purchaser, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period given to Tenant in the Lease to cure such default) in the payment of rent or additional rent or in the performance of any of the terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Mortgagee or such purchaser had not succeeded to the interest of Landlord. From and after attornment by Tenant, Mortgagee or such purchaser shall be bound to Tenant under all of the terms, covenants, and conditions of the Lease, and Tenant shall, from and after the succession to the interest of Landlord under the Lease by Mortgagee or such purchaser, have the same remedies against Mortgagee or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Mortgagee or such purchaser had not succeeded to the interest of Landlord; provided further, however, that Mortgagee or such purchaser shall not in any event be:

         (a) liable for any act or omission of any prior landlord (including Landlord); or

         (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

         (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord), or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord), unless actually received by Mortgagee or such purchaser; or

         (d) bound by or liable for any obligation of the landlord to pay any sums of money to or for the benefit of or on behalf of Tenant for concessions or inducements granted to Tenant by the landlord (including Landlord) except as expressly set forth in the Lease; or

         (e) bound by any amendment or modification of the Lease made without its consent.

         5. Acknowledgment and Agreement by Tenant. Tenant acknowledges and agrees that:

         (a) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

         (b) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to cease paying rent or terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right:

                    (i) until it has given written notice of such act or omission to Mortgagee; and

                    (ii) if Landlord shall have failed to cure such default
                         within the time provided for in the Lease, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be deemed granted to Mortgagee if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

         (c) It has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Mortgagee as security for the Loan secured by the Mortgage. In the event that Mortgagee notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease to Mortgagee, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Mortgagee or as otherwise required pursuant to such notice.

         (d) It shall send a copy of any notice or statement claiming a default by Landlord under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord.

         (e) This Agreement satisfies any condition or requirements in the Lease relating to the granting of a non-disturbance agreement.

         6. Acknowledgment an Agreement by Landlord. Landlord, as landlord under the Lease and mortgagor or grantor under the Mortgage, acknowledges and agrees for itself and its successors and assigns, that:

         (a)      This Agreement does not:

                    (i) constitute a waiver by Mortgagee of any of its rights under the Mortgage; and/or

                    (ii) in any way release Landlord from its obligations to
                         comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage;

         (b) The provisions of the Mortgage remain in full force and effect and must be complied with by Landlord; and

         (c) In the event of a default under the Mortgage, Tenant may pay all rent and all other sums due under the Lease to Mortgagee as provided in this Agreement.

         7. Notice. All notices to be delivered hereunder to Mortgagee shall be deemed to have been duly given if mailed under United States registered or certified mail, with return receipt requested, postage prepaid to Mortgagee at _____________ (or at such other address as shall be given in writing by Mortgagee to Tenant) and shall be deemed complete upon any such mailing.

         8. Miscellaneous.

         (a) This Agreement supersedes any inconsistent provision of the Lease.

         (b) Mortgagee shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

         (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred.

         (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   MORTGAGEE:


                                   ------------------,
                                   a              chartered banking institution
                                    --------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   TENANT:


                                   --------------------------------------------,
                                   a
                                    ---------------------------

                                   By:
                                      ------------------------------------------
                                   Name: (Printed)
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   LANDLORD:


                                   --------------------------------------------,
                                   a
                                    ---------------------------

                                   By:
                                      ------------------------------------------
                                   Name: (Printed)
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

STATE OF TEXAS      '
                    '
COUNTY OF DALLAS    '

         This instrument was acknowledged before me on this ____ day _______ of _________ , 199___, by _________, ______________ of Compass Bank, a Texas state chartered banking institution, on behalf of said bank.

[SEAL]
                                             _____
                                                  Notary Public, State of Texas

STATE OF__________'
                  '

COUNTY OF_________'

         This instrument was acknowledged before me on this ____ day ________ of , 199___, by _________, ___________________ of _________________, a
______________, on behalf of said ____________.


[SEAL]
                                             _____
                                                  Notary Public, State of Texas

STATE OF TEXAS          '
                        '
COUNTY OF __________    '

         This instrument was acknowledged before me on this ______ day of __________, 199___, by _________, _______________ of ___________________, a
_______________ corporation, on behalf of said corporation.

[SEAL]
                                             _____
                                                  Notary Public, State of ______

                                   EXHIBIT "F"

                              ESTOPPEL CERTIFICATE

The undersigned, ___________________, does hereby make the following statements:

Article  1. The undersigned is the Tenant under a certain Lease dated
            ___________ _____________________, with ___________, as Landlord, leasing the Premises commonly known
            as______________________________________________.

Article  2. The Lease dated ______________________ is in full force and effect and the undersigned is aware of no defaults under the terms and conditions of the Lease and has no offsets against rentals due the Landlord or to become due the Landlord.

Article  3. The undersigned accepted possession of the Premises on __________, the Lease Term began on , and ends on , pursuant to the terms and conditions of the Lease.

Article 4. The total Base Rent to be paid pursuant to the terms of said Lease is not less than $____________________ and no Base Rent has been paid more than one month in advance.

Article 5. In the event of a default by the Landlord under any of the terms and conditions of the Lease, the undersigned at the same time notice thereof is given to the Landlord, will notify the holder of any first mortgage or deed of trust covering the Property, provided Landlord has provided Tenant the address of such mortgagee. In the event that the default is not cured by the Landlord within the time provided for under the terms and conditions of the Lease and provided the Mortgagee has given the undersigned written notice of mortgagee's intention to cure such default, the undersigned will allow the mortgagee the opportunity and sufficient additional time within which to correct Landlord's default, provided the mortgagee diligently pursues such cure.


                                            ------------------------------------
                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                                            Date:
                                                 -------------------------------

                                   EXHIBIT "G"

                          INDUSTRIAL REAL ESTATE LEASE

                            (SINGLE TENANT FACILITY)

              TAX DEFERRED EXCHANGE AND PURCHASE OPTION PROVISIONS

A. Landlord hereby grants to Tenant the right to purchase the Property (the "Option") on the terms set forth in this Rider. Tenant shall use its best good faith efforts to consummate the Minimum Exchange (as defined in the PSA) on or before July 1, 2001, keep Landlord informed on a regular basis of the status of such transaction, and notify Landlord if the Minimum Exchange shall be completed. It is the intention of the parties that if the Minimum Exchange is consummated, the Tenant shall complete its tax-deferred exchange through the Buyer's purchase of the Property, or alternatively, the Tenant may elect to purchase the Property without disposing of the Exchange Tracts. If Tenant shall consummate the Minimum Exchange on or before July 1, 2001, Landlord agrees to sell and Tenant agrees to purchase the Property in accordance with the applicable terms of the PSA thirty (30) days after the Minimum Exchange is consummated (or on the first business day following such period, if it expires on a day which is not a business day). (Applicable terms of the PSA refers to the PSA sections described in item B.8., below.)

B. Alternatively, if Tenant shall exercise the Option, Landlord agrees to sell and Tenant agrees to purchase the Property subject to the following terms and conditions:

         (1) Each capitalized term defined in this Rider shall have the meaning set forth in the PSA, unless otherwise defined herein.

         (2) The purchase price (the "Option Price") for the Property under the Option shall be the greater of: (i) [the Purchase Price as calculated at lease commencement date] , and (ii) the fair market value (the "Market Value") of the Property (giving effect to the costs of constructing Buyer Elections, as defined in the PSA), determined in accordance with subparagraph 4, below.

         (3) Tenant shall have the right to exercise the Option by written notice (the "Option Notice") to Landlord at any time through 5:00 p.m., Dallas, Texas time, April 1, 2001. Tenant's notice of exercise shall specify Tenant's opinion of Market Value and a closing date a minimum of forty five (45) days following the date of Tenant's notice. Closing shall occur no later than July 1, 2001. If Tenant shall have failed to exercise the Option on or before April 1, 2001, or, if exercised, to have closed the purchase of the Option on or before July 1, 2001, for any reason (other than the failure or refusal of Landlord to deliver a deed to the Property or to comply with the terms of subparagraph 4), the Option shall be null and void.

         (4) During the thirty (30) day period following the Option Notice, Landlord and Tenant shall diligently negotiate the purchase price of the Property in good faith, based on the Market Value proposed by Tenant in the Option Notice and Landlord's opinion of Market Value. If the parties are unable to reach agreement with respect to the purchase price within such period, the Market Value of the Property shall be determined in accordance with the following procedure:

                           (a) Within ten (10) days after receipt of Tenant's
                  written notice of such an election, each party, by giving written notice to the other party, shall appoint an appraiser to render a written opinion of the Market Value. Each appraiser must be a member of the Appraisal Institute of America (MAI) for at least five years and with at least ten years experience in the appraisal of industrial property values in the area in which the Property is located. The two appraisers shall render their written opinions of the Market Value within twenty (20) days after the appointment of the second appraiser. If the greater of the determined Market Values is within 105% of the lesser of such Market Values, then the average of the two appraisals of Market Value shall be utilized as the Market Value and shall be binding on the parties. If one party does not appoint its appraiser as provided above, then the one appointed shall determine the Market Value. The Market Value so determined under this subparagraph shall be binding on Landlord and Tenant.

                           (b) If the greater of the determined Market Values is
                  more than one hundred five percent (105%) of the lesser of such Market Values, then the two appraisers shall pick a third appraiser within ten (10) days after the two appraisers have rendered their opinions of Market Value as provided above. If the two appraisers are unable to agree on the third appraiser within said ten (10) day period, Landlord and Tenant shall mutually agree on a third appraiser within ten (10) days thereafter. The third appraiser shall be a person who has not previously acted in any capacity for either Landlord or Tenant and must meet the qualifications stated above.

                           (c) Within twenty (20) days after his appointment,
                  the third appraiser shall
                  render its written opinion of the Market Value ("Third Opinion"). The appraisal of Market Value made by Landlord's or Tenant's appraiser that is closest to the Market Value specified in the Third Opinion shall be the Market Value. If the Market Value set forth in the Third Opinion is equidistant from the Market Values determined by Landlord's and Tenant's appraisers, then the Market Value contained in the Third Opinion shall be the Market Value. The Market Value so determined under this subparagraph shall be binding on Landlord and Buyer.

                           (d) Each party shall bear the cost of its own
                  appraiser and one-half (1/2) the cost of the third appraiser.

                           (e) In the event that the procedures for
                  determination of the Market Value shall result in a determination of the purchase price occurring later than five
                  (5) business days prior to the closing proposed in the Option Notice, the closing shall be extended to the fifth (5th) business day following the date on which the Market Value shall be determined.

                  (4) Within thirty (30) days following the Option Notice, Landlord shall deliver to Buyer:

                           (a) A survey (the "Option Survey") of the Land and
                  Rail Easement conforming with the provisions of Section 4 of the PSA, except that the survey shall be dated no earlier than the date of the Option Notice and shall locate all improvements constructed on the Property; and

                           (b) A Commitment for Title Insurance (the "Option
                  Title Work") for the Land and Rail Easement conforming with the provisions of Section 4 of the PSA.

         Tenant shall have the right to review the Option Survey and Option Title Work in accordance with the provisions of Section 4 of the PSA, provided that any item which was a Permitted Exception in connection with Landlord's initial review of the Survey and Title Commitment shall be a Permitted Exception in connection with the Option.

                  (5) At the closing of the Option, Landlord shall convey good and indefeasible fee simple title to the Land, the Building, and such other improvements as are incorporated into the Property by Landlord in accordance with Exhibit "C" to the PSA, and nonexclusive easement rights in the Rail Easement, free and clear of all liens, encumbrances, easements, restrictions, rights, conditions and exceptions to title, except the Permitted Exceptions, to Tenant by special warranty deed and other legal instruments and documents of conveyance.

                  (6) Closing shall occur in accordance with the terms of
         Section 6 of the PSA on the date provided in the Option Notice (extended, if necessary, in accordance with Section B.3(e), above), subject to the following terms:

                           (a) The terms, provisions and conditions pertaining
                  to the consummation of Tenant's tax deferred exchange in the second grammatical paragraph of Section 6 of the PSA shall not apply in the closing of the Option transaction.

                           (b) The purchase price shall be the Option Price, and
                  Landlord's obligation with respect to the Owner's Policy of Title Insurance shall be to pay the cost of the basic premium for the Title Policy in the amount of the Option Price. Tenant shall be credited for reimbursements made under Section 16C of the PSA.

                            (c) Tenant shall be obligated to reimburse Landlord
                  at the closing of the Option for the following fees and expenses (collectively, the "Financing Costs") which Landlord incurs or is obligated to reimburse to prospective lenders in connection with any financing alternative for the period after July 1, 2001:

                           (i) If the Option Notice (hereafter defined) shall be given on or after December 27, 2000, but prior to March 27, 2001, reasonable preparatory costs, including attorneys' fees, survey costs, appraisal fees, and other costs related to preparation for obtaining a permanent loan commitment on the Property (but excluding standby or loan commitment fees, which shall be subject to reimbursement only as provided in subparagraph ii); plus

                           (ii) If the Option Notice (hereafter defined) shall be given after March 27, 2001, but on or prior to July 1, 2001, standby and/or loan commitment fees payable to obtain assurance by the lender that the Landlord will have available to it permanent financing on the Property, in the event the Tenant does not exercise its option to purchase the Property.

                           (iii) It is expressly provided, however, that the aggregate of out-of-pocket permanent loan-related costs reimbursable by Tenant under subparagraphs (i) and (ii) shall not exceed one percent (1%) of the principal of the permanent loan sought by Landlord.

                  Landlord agrees to furnish Tenant with true and correct copies of the invoices, statements, or other evidence of such out-of-pocket costs incurred or assumed by Landlord.

                           (d) Possession of the Property shall be delivered to
                  Tenant at the closing of the Option, subject to Tenant's possessory rights under Tenant's lease (if any) and subject to the Permitted Exceptions.

                  (7) The representations of Landlord and Tenant in Sections 7 and 9 of the PSA shall apply in connection with the Option.

                  (8) The provisions of Sections 12 (Casualty Damage), 13 (Condemnation), 14 (Termination, Default and Remedies)(other than the provisions of Section 14 relating to termination of the Agreement pursuant to Section 5, which shall not apply), 15 (Exchange), 17 (Force Majeure), 18 (Shared Access Drive), and 19 (Miscellaneous) of the PSA shall apply in connection with the Option.

C. In the event that the Option expires without exercise or is otherwise terminated, Tenant shall have a continuing right of first refusal to purchase the Property at the price and on the terms offered to Landlord by a third party, pursuant to a bona fide offer to purchase in the form of a contract offer or nonbinding letter of intent, submitted to Landlord which Landlord is prepared to accept during the lease term. Landlord shall provide Tenant with a copy of such offer and Tenant shall be obligated to return the offer to Landlord, signed by Buyer, within five (5) business days after Landlord's delivery, if Tenant intends to exercise its right of first refusal. If Tenant fails to do so for any reason, Tenant's right of first refusal shall terminate with respect to the sale to the party extending the offer refused by Buyer, and Landlord shall have the right thereafter to sell the Property to such party free of any rights of Tenant to purchase same. If Landlord's proposed sale is not consummated with such party (or affiliates controlled by, or under common control with, the original offeror), Tenant's right of first refusal shall remain in effect with respect to future sales proposed by Landlord during the ten year term of the Tenant's lease. Tenant agrees to furnish Landlord with a written release of Tenant's right of first refusal upon request, from and after expiration of such right in accordance with its terms.

                                     RIDER 1

                                       TO

                          INDUSTRIAL REAL ESTATE LEASE
                            (SINGLE-TENANT FACILITY)

                                 RENEWAL OPTION

        Provided Tenant is not in default and no event has occurred which, with notice or the passage of time could become a Default when Tenant delivers such notice, Tenant may renew this Lease for up to two (2) consecutive additional periods of five (5) years each, on the same terms provided in this Lease, except that the Base Rent payable for each month shall be market rate for space of equivalent size, quality and utility taking into account the credit standing of Tenant; Tenant Finish Out, and like factors affecting Tenant's utilization of the Premises and Landlord's return on investment from the Premises ("Renewal Rate"), as mutually agreed by Landlord and Tenant. Tenant's right of first refusal to purchase the Property shall not apply during any renewal term.

        Tenant shall deliver written notice to Landlord indicating whether or not Tenant elects to preserve its option to extend the Term no later than 270 days prior to the expiration of the Term ("Election Date"). Within 30 days after the Election Date, Landlord shall provide Tenant with a proposed Base Rent Renewal Rate. The proposed Renewal Rate shall be determined by Landlord in its reasonable discretion, taking into account the factors described herein above. If Tenant shall object to Landlord's proposed Renewal Rate, Landlord and Tenant shall, by mutual agreement of the parties, either (i) negotiate in good faith to determine a mutually acceptable Renewal Rate or (ii) enter into non-binding mediation. If Landlord and Tenant reach mutual agreement as to the Renewal Rate on or before the day 180 days prior to the expiration of the Term (the "Renewal Deadline"), such rate shall be the Renewal Rate, and Landlord and Tenant shall enter into an agreement confirming Tenant's exercise of this renewal option at such Renewal Rate. If Landlord and Tenant fail to reach mutual agreement on or before the Renewal Deadline, this renewal option shall be null and void. Notwithstanding anything contained herein to the contrary: (a) if Tenant fails to deliver written notice indicating whether or not it elects to preserve its option to extend prior to the Election Date, Tenant shall be deemed to have elected not to extend the Term and the renewal option set forth herein shall automatically terminate, and (b) Tenant's rights hereunder shall terminate if
(i) this Lease expires or is canceled, or because of an event of Default, this Lease or Tenant's right to possession of the Premises is terminated, or (ii) Tenant fails to timely exercise its option hereunder time being of the essence with respect to Tenant's exercise thereof.